MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010

The date of this Supplement is August 13, 2010.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

The information related to BlackRock Financial Management, Inc. (“BlackRock”) is amended as follows:

1. All references to Curtis Arledge are deleted in their entirety.

2. On page 34 of the Class S Shares Prospectus and page 35 of the Class Y Shares Prospectus, the following is added to the section entitled “Subadvisors and Portfolio Managers”:

•	Brian Weinstein, Managing Director since 2008, joined BlackRock in 2000, and began managing BlackRock’s allocated portion of the Fund’s portfolio in 2010.

3. On page 64 of the Class S Shares Prospectus and page 65 of the Class Y Shares Prospectus, the following is added to the section entitled “The Subadvisors”:

Brian Weinstein, a Managing Director of BlackRock since 2008, is a portfolio manager in BlackRock’s Multi-Sector & Mortgages Group.  He is head of BlackRock’s Institutional Multi-Sector Portfolios and BlackRock’s inflation-linked strategies.  Mr. Weinstein joined BlackRock in 2000.

MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010

The date of this Supplement is August 13, 2010.

The following changes are made in the Statement of Additional Information of MGI Funds, in Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” relating to BlackRock Financial Management, Inc. (“BlackRock”).

1.           All references to Curtis Arledge are deleted in their entirety.

2.           The chart located on page C-20 is deleted and replaced with the following:

Portfolio Manager	Applicable Benchmarks
Brian Weinstein Matthew Marra
A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Universal Index, and Barclays Capital Intermediate Government/Credit Index), certain customized indices, and certain fund industry peer groups.

3.           The last sentence on page C-20 (continuing onto page C-21) is deleted and replaced with the following:

Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Weinstein and Marra have each received awards under the LTIP.

4.    The third full sentence on page C-22 is deleted and replaced with the following:

In this connection, it should be noted that each of Messrs. Weinstein and Marra currently manages certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds.  A portion of such incentive fees may be voluntarily or involuntarily deferred.

5.    The table on page C-22 relating to Mr. Arledge is deleted and replaced with the following:

In addition to the Fund, as of July 31, 2010, Mr. Weinstein manages, or is a member of a management team for:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (billions)	Number	Assets (billions)

Registered Investment Companies	15	$7.62	0	$0
Other Pooled Investment Vehicles	25	$9.18	0	$0
Other Accounts	215	$85.6	12	$5.9